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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of report (Date of earliest event reported): October 21, 2004


                          UNION BANKSHARES COMPANY
           (Exact name of registrant as specified in its charter)

            Maine                     0-12958               01-0395131
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

                               66 Main Street
                             Ellsworth, ME 04605
             (Address of principal executive offices) (Zip Code)

                               (207) 667-2504
            (Registrant's telephone number, including area code)

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

            On October 21, 2004, Union Bankshares Company (the "Company") issued a press release announcing its financial results for the three months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit No. 99.1.

Item 9.01.  Financial Statements and Exhibits.

            Exhibit No.    Description
            -----------    -----------

            99.1           Press release issued by the Company on
                           October 21, 2004.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNION BANKSHARES COMPANY


                                       By:     /s/ Peter A. Blyberg
                                               ----------------------------
                                       Name:   Peter A. Blyberg
                                       Title:  President and Chief
                                               Executive Officer

Date: October 25, 2004

                                EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

    99.1       Press Release dated October 21, 2004.